                                                                   EXHIBIT 10.30


                        FORM OF CONTINGENT SHARE WARRANT


THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE
HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON EXEMPTIONS UNDER THE 1933 ACT, AND UNDER THE SECURITIES LAWS OF ANY OTHER APPLICABLE STATE OR OTHER JURISDICTION. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND THE SECURITIES LAWS OF ALL OTHER APPLICABLE STATES AND OTHER JURISDICTIONS OR PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS; AND IN THE CASE OF AN EXEMPTION, UNLESS SECTION 11.4 OF THE STOCK PURCHASE AGREEMENT (DEFINED BELOW) PROVIDES OTHERWISE, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES. THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND/OR THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK AND WARRANT PURCHASE AGREEMENT DATED DECEMBER 29, 1995 AMONG PHYSICIAN HEALTH CORPORATION AND CERTAIN OTHER PARTIES (THE "STOCK PURCHASE AGREEMENT").

THIS WARRANT IS SUBJECT TO CALL BY THE CORPORATION UNDER CIRCUMSTANCES SET FORTH IN A CERTAIN STOCKHOLDERS AGREEMENT DATED DECEMBER 29, 1995 AMONG THE CORPORATION AND CERTAIN OTHER PARTIES.


PHYSICIAN HEALTH CORPORATION                      Warrant to Purchase
                                             Shares of Class A Preferred Stock

                                    WARRANT


   For the Purchase of Shares of the Class A Preferred Stock, $.01 par value,
   --------------------------------------------------------------------------
  of PHYSICIAN HEALTH CORPORATION, a Delaware Corporation (the "Corporation")
  ---------------------------------------------------------------------------


VOID IN ANY EVENT AFTER FIVE YEARS AFTER REDEMPTION OF ALL 200,000 SHARES OF
THE CORPORATION'S CLASS A PREFERRED STOCK, $.01 PAR VALUE (the "Class A Stock") OUTSTANDING ON DATE THIS WARRANT ISSUES ("Outstanding Class A Stock"). THIS WARRANT MAY ONLY BE EXERCISED IN THE EVENT THAT CLASS A STOCK OF THE CORPORATION OWNED BY THE HOLDER HEREOF IS REDEEMED BY THE CORPORATION PURSUANT TO ARTICLE IV, SECTION B, SUBSECTION 3(a)(ii)(B) OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED (a "3(a)(ii)(B) Redemption").

         This is to certify that, for good and valuable consideration received, ("Investor"), or registered assigns, is entitled to purchase 200,000 shares
Class A Stock of the Corporation, all subject to the terms and conditions hereinafter set forth, including, without limitation, the terms governing exercise of this Warrant set forth in Section 1 below.

         1.   Exercise of Warrant.
              -------------------

          1.1      Exercise Price.  The price per share at which shares of Class
                   --------------
A Stock may be purchased upon the exercise of this Warrant shall be equal to $15 per share.

          1.2  Exercise Period; Maximum Number of Shares; Exercise
               ---------------------------------------------------
Contingent Upon Redemption of Outstanding Class A Stock.
-------------------------------------------------------

          (a) The first exercise period under this Warrant (the "First Exercise Period") shall commence on the date of the initial 3(a)(ii)(B) Redemption by the Corporation (the "Initial Redemption Date") of any portion of the Outstanding Class A Stock owned by Investor and shall expire, as to the shares of Class A Stock redeemed on the Initial Redemption Date, on the 5th anniversary of the Initial Redemption Date. The exercise period under this Warrant for any subsequent 3(a)(ii)(B) Redemption(s) by the Corporation of Outstanding Class A Stock owned by Investor (the "Subsequent Exercise Period") shall commence on the date of any subsequent 3(a)(ii)(B) Redemption by the Corporation (the "Subsequent Redemption Date") and shall expire on the 5th anniversary of such Subsequent Redemption Date.

          (b) During each Exercise Period, Investor shall be entitled to purchase only that number of shares of Class A Stock equal to the number of shares of Outstanding Class A Stock which were redeemed on that Exercise Period's Redemption Date. At any time during which any Exercise Period overlaps another Exercise Period, Investor may exercise its Warrants for either or both Exercise Periods.

          (c) The series of Class A Stock subject to exercise under this Warrant shall be the same as the series of Class A Stock redeemed from the Investor.

          1.3. Method of Exercise.
               ------------------

          Subject to Section 1.2, the registered owner hereof may exercise its rights pursuant to this Warrant at any time prior to 3:00 p.m. Atlanta time, on the last day of the applicable exercise period by presentation of this Warrant to the Corporation at the office of the Corporation, accompanied by written notice to the Corporation that the owner elects to exercise this Warrant, in form attached hereto as Schedule A and such other documentation as is required
                        ----------
pursuant to Section 4 hereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares which shall be issuable on such exercise shall be issued. As soon as practicable after the receipt of such notice, the presentation of this Warrant, the receipt by the Corporation of the full exercise price for such shares in cash or certified bank check, and compliance with the provisions of Section 4 hereof, the Corporation shall issue and deliver to the owner a certificate or certificates for the number of full shares which the owner seeks the Corporation to issue upon that exercise of this Warrant. Such exercise shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Corporation and this Warrant shall have been presented as aforesaid, and exercise shall be at the exercise price in effect at such time, and at such time the rights of the owner of this Warrant as such owner shall cease with respect to that number of shares, and the person or persons in whose name or names any certificate or certificates for shares, shall be issuable upon such exercise shall be deemed to have become the owner(s) of record of the shares represented thereby.

          1.4. Notice of Certain Actions.
               -------------------------

          In case at any time:

          (1) the Corporation shall declare any discretionary dividend upon any class of its capital stock payable in securities or make any special dividend or other distribution;

          (2) the Corporation shall offer for subscription pro rata to the holders of any class of its capital stock any additional securities of any class or other rights;

          (3) there shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all its assets or stock to, another corporation;

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; or

          (5) the Corporation shall enter into an agreement or adopt a plan for the purpose of effecting a consolidation, merger, or sale of all or substantially all of its assets or stock, other than a merger where the Corporation is the surviving corporation and the terms of the Corporation's capital stock remain unchanged;

then, in any one or more of said cases, the Corporation shall give written notice, by first class mail, postage prepaid, to the registered owner of this Warrant, of the date on which (a) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or
(b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the owners of any class of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger sale, dissolution, liquidation or winding-up as the case may be. Such written notice shall be given at least 30 days prior to the action in question if practicable and not less than 30 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto if practicable.

          1.5. Reservation of Shares.
               ---------------------

          The Corporation will at all times reserve and keep available out of its authorized shares of capital stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation covenants that all shares which shall be so issuable shall, upon the exercise of this Warrant as herein provided, be duly and validly issued and fully paid and nonassessable by the Corporation.

          1.6. Registration and Listing.
               ------------------------

          (a) All persons who acquire shares of capital stock (or other securities) pursuant to the exercise of this Warrant shall be entitled to the rights to cause the Corporation to register such securities with the Securities and Exchange Commission as are set forth in Article XI of the Stock Purchase Agreement, the terms of which Section are incorporated herein for the purposes of this Section 1.6.

          (b) If any shares required to be reserved for purposes of the exercise of this Warrant require listing on any national securities exchange before such shares may be issued upon exercise, the Corporation will, at its expense, as expeditiously as possible cause such shares to be listed on the relevant national securities exchange.

          1.7  Taxes.
               -----

          The issuance of certificates for shares upon exercise of this Warrant shall be made without charge to the owner of this Warrant for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the registered owner of this Warrant.

          1.8. Partial Exercise.
               ----------------

          The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time to time, within the period above specified, provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share. In case of the purchase of less than all the shares purchasable under this Warrant, the Corporation shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

         2.   Shareholder Rights.  This Warrant shall not entitle the owner
              ------------------
hereof to any voting rights or other rights as a shareholder of the Corporation, or to any other rights whatsoever except the rights herein expressly set forth, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised. No provision hereof, in the absence of affirmative action by the owner hereof to exercise this Warrant, and no mere enumeration herein of the rights or privileges of the owner hereof, shall give rise to any liability of such owner for the exercise price or as a shareholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

         3.   Exchange of Warrant.  This Warrant is exchangeable upon the
              -------------------
surrender hereof by the registered owner to the Corporation for a reasonable number of new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the registered owner at the time of such surrender.

         4.   Transfer and Exercise of Warrant.  (1) This Warrant and any
              --------------------------------
Warrant Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto; or (b) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees. In the case of subparagraph (a), the Company shall be under no obligation to transfer this Warrant or any of the Warrant Shares unless and until the Company shall have received an opinion of counsel to the owner, which counsel and opinion shall be reasonably satisfactory to the Company, that such transaction does not require registration of any such securities.

          (2) The owner of this Warrant hereby further acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered under the 1933 Act or under the securities laws of any state or other jurisdiction. The owner of this Warrant acknowledges that, upon exercise of this Warrant the securities to be issued upon such exercise may come under applicable federal, state, or foreign securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. Upon exercise hereof the Company and the owner shall cooperate in the exercise of their best efforts to obtain exemptions from registration or qualification for the issuance of such securities under applicable state and federal securities laws. The restrictions imposed by this
Section 4 upon the exercise of this Warrant shall cease and terminate as to any particular shares of Warrant Stock (i) when such securities shall have been effectively registered under the 1933 Act and all applicable state and foreign securities laws and disposed of in accordance with the registration statement covering such securities, or (ii) when, in the opinion of counsel for the owner thereof, which counsel shall be reasonably satisfactory to the Company, such restrictions are no longer required in order to insure compliance with the 1933 Act or under any applicable state securities laws.

          (3) In the event that this Warrant is restricted under federal, state, or foreign securities laws from being exercised because the underlying shares are not registered or subject to exemption, then the term for exercise shall be extended and this Warrant shall be exercisable for an additional period of time equal to the period during which federal, state or foreign securities laws so restricted its exercise. The Corporation shall notify Investors in writing when such registration or exemption becomes effective.

          (4) The provisions of this paragraph (4) requiring opinion of counsel shall not apply to those circumstances not requiring opinions of counsel in
Section 11.4 of the Stock Purchase Agreement.

         5.   Investment Representation and Legend.  The owner of this Warrant,
              ------------------------------------
by acceptance of this Warrant, represents and warrants to the Corporation that it is acquiring this Warrant and the shares (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view towards the resale or other distribution thereof and agrees that the Corporation may affix upon this Warrant the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON EXEMPTIONS UNDER THE 1933 ACT, AND UNDER THE SECURITIES LAWS OF ANY OTHER APPLICABLE STATE OR OTHER

   JURISDICTION. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND THE SECURITIES LAWS OF ALL OTHER APPLICABLE STATES AND OTHER JURISDICTIONS OR PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS; AND IN THE CASE OF AN EXEMPTION, UNLESS SECTION
   11.4 OF THE STOCK PURCHASE AGREEMENT (DEFINED BELOW) PROVIDES OTHERWISE, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES. THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND/OR THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK AND WARRANT PURCHASE AGREEMENT DATED December 29, 1995, AMONG PHYSICIAN HEALTH CORPORATION AND CERTAIN OTHER PARTIES (THE "STOCK PURCHASE AGREEMENT")."

The owner of this Warrant, by acceptance of this Warrant, further agrees that the Corporation may affix the following legend (in addition to any other legend(s), if any, required by applicable state securities laws) to certificates for shares (or other securities) issued upon exercise of this Warrant ("Warrant Shares"):

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON EXEMPTIONS UNDER THE 1933 ACT, AND UNDER THE SECURITIES LAWS OF ANY OTHER APPLICABLE STATE OR OTHER JURISDICTION. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND THE SECURITIES LAWS OF ALL OTHER APPLICABLE STATES AND OTHER JURISDICTIONS OR PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS; AND IN THE CASE OF AN EXEMPTION, UNLESS SECTION 11.4 OF THE STOCK PURCHASE AGREEMENT (DEFINED BELOW) PROVIDES OTHERWISE, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES. THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND/OR THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK AND WARRANT

    PURCHASE AGREEMENT DATED DECEMBER 29, 1995, AMONG PHYSICIAN HEALTH CORPORATION AND CERTAIN OTHER PARTIES."

         6.   Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is
              --------------------------------------------
lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute a contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         7.   Presentment.  Prior to due presentment for registration of
              -----------
transfer of this Warrant, the Corporation may deem and treat the registered owner hereof as the absolute owner of this Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes, and the Corporation shall not be affected by any notice to the contrary.

         8.   Notice.  Notice or demand pursuant to this Warrant shall be
              ------
sufficiently given or made, if sent by first-class mail, postage prepaid, addressed, if to the owner of this Warrant, to such owner at its last known address as it shall appear in the records of the Corporation, and if to the Corporation, at 990 Hammond Drive, Suite 300, Atlanta, Georgia 30328. The Corporation may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 8 for the giving of notice.

         9.   Governing Law.  The validity, interpretation and performance of
              -------------
this Warrant shall be governed by the laws of the State of Georgia.

         10.  Successors, Assigns.  All the terms and provisions of this Warrant
              -------------------
shall be binding upon inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the Corporation has created this Warrant to be executed by the signatures of its duly authorized officers and the corporate seal hereunto affixed.


                                        PHYSICIAN HEALTH CORPORATION


                                        By:
                                           -----------------------
                                           Sarah Garvin, President


Dated:  December 29, 1995
                                       Attest:
                                              --------------------
                                              Secretary

                                              [Corporate Seal]

                                  SCHEDULE A
                                  ----------



PHYSICIAN HEALTH CORPORATION
Suite 300
990 Hammond Drive
Atlanta, Georgia  30328


         Re:  Warrant dated December 29, 1995 issued to                (the
                                                       ----------------
              "Warrant")

Gentlemen:

We hereby exercise the Warrant in [whole/part] for    shares of Common Stock,
                                                  ---
$.0025 par value, at the current exercise price of $            per share.
                                                     -----------
Certificates for such shares should be issued in the name of
                         .  Enclosed is a check in the aggregate amount of
-------------------------
$            and the Warrant.  [Please issue a Warrant for the
 ------------                                                 -------------
remaining unexercised shares to the undersigned.]



                                  -----------------------------
                                  Holder



                                  Dated:
                                        -----------------------